SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                                   --------
                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: July 3, 2001



                         FINANCIAL FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Nevada                      1-12006                 88-0244792
(State of incorporation)     (Commission file number)     (I.R.S. Employer
                                                         Identification No.)


                   733 Third Avenue, New York, New York 10017
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 599-8000
             (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

         See attached Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  Exhibits:

              99 Press Release of Financial Federal Corporation dated July 10, 2001

EXHIBIT INDEX


Exhibit No.       Description of Exhibit

 99               Press Release of Financial Federal Corporation dated
                  July 10, 2001

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         FINANCIAL FEDERAL CORPORATION



                                         By:  /s/ Steven F. Groth
                                              ----------------------------
                                              Senior Vice President and
                                              Chief Financial Officer





July 12, 2001
(Date)
                                       4